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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     (Date of Report): Date of earliest event reported: September 25, 1997


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



        Maryland                      1-8038                         04-2648081
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)

                         TWO TOWER CENTER, TENTH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                    (Address of Principal Executive Offices)

                                  908/247-4822
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On September 25, 1997, Key Energy Group, Inc. (the "Company") completed a private placement pursuant to Rule 144A of $200 million of convertible subordinated notes (the "Notes"). The Notes bear interest at 5% and are convertible into shares of common stock, par value $.10 per share (the "Common Stock") of the Company at a conversion price of $38.50 per share. The net proceeds of the offering will be used to pay down the Company's current senior indebtedness. See the recent press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

                          None.

         (b)     Pro Forma Financial Information.

                          None.

         (c)     Exhibits.

                 99.1     -       Press Release dated September 25, 1997.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 2, 1997             KEY ENERGY GROUP, INC.



                                     By: /s/ Francis D. John
                                        ----------------------------------------
                                             Francis D. John, President





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                                 EXHIBIT INDEX


EXHIBIT
  NO.            DESCRIPTION
-------          -----------
  99.1           Press Release dated September 25, 1997.